AMENDMENT NO. 5
TO
SECOND RESTATED
MASTER DISTRIBUTION AGREEMENT
(CLASS B AND CLASS B5 SHARES)
     This Amendment dated as of December 19, 2011, amends the Second Restated Master Distribution Agreement (Class B Shares and Class B5 Shares with respect to Invesco Money Market Fund) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006 and the 4th day of May, 2010, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as the “Fund”, or collectively, the “Funds”), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement (each, a “Portfolio”), with respect to the applicable Class B Shares and Class B5 Shares (the “Shares”) of each Portfolio, and INVESCO DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended as follows:
     WHEREAS, the parties desire to amend the Agreement to (i) change the name of Invesco Moderately Conservative Allocation Fund to Invesco Conservative Allocation Fund and Invesco Select Real Estate Income Fund to Invesco Global Real Estate Income Fund, and to (ii) remove Invesco Multi Sector Fund, Invesco Balanced Fund, Invesco Dividend Growth Securities Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco New York Tax-Free Income Fund, Invesco Van Kampen Core Equity Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Growth Fund, Invesco Basic Balanced Fund, Invesco Mid Cap Basic Value Fund, Invesco Select Equity Fund, Invesco Balanced-Risk Retirement 2010 Fund, Invesco Basic Value Fund, Invesco Conservative Allocation Fund, Invesco Moderate Growth Allocation Fund, Invesco Van Kampen Asset Allocation Conservative Fund, Invesco Van Kampen Asset Allocation Growth Fund, Invesco Van Kampen Asset Allocation Moderate Fund, Invesco Van Kampen Harbor Fund, Invesco Van Kampen Real Estate Securities Fund, Invesco Japan Fund, Invesco Global Fund, Invesco Global Dividend Growth Securities Fund, Invesco Health Sciences Fund, Invesco Van Kampen Emerging Markets Fund, Invesco Van Kampen Global Equity Allocation Fund, Invesco Van Kampen Global Franchise Fund, Invesco Van Kampen International Advantage Fund, Invesco Van Kampen International Growth Fund, Invesco Core bond Fund, Invesco Income Fund, Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Government Securities Fund, Invesco Van Kampen High Yield Fund, Invesco Van Kampen Limited Duration Fund, Invesco Financial Services Fund, Invesco Mid Cap Value Fund, Invesco Small-Mid Special Value Fund, Invesco U.S. Small Cap Value Fund, Invesco U.S. Small/Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco Van Kampen Capital Growth Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen Technology Fund, Invesco Van Kampen Utility Fund, Invesco Municipal Fund, Invesco Tax-Exempt Securities Fund, Invesco Van Kampen California Insured Tax Free Fund, Invesco Van Kampen Insured Tax Free Income Fund, Invesco Global Advantage Fund and Invesco Van Kampen Global Tactical Asset Allocation Fund;
     NOW, THEREFORE, Schedule A to the Agreement is hereby deleted in its entirety and replaced with Schedule A attached to this amendment.

     All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Each FUND listed on Schedule A on behalf of the Shares of each Portfolio listed on Schedule A

By: /s/ John M. Zerr
Name: John M. Zerr
Title: Senior Vice President

INVESCO DISTRIBUTORS, INC.

By: /s/ John S. Cooper
Name: John S. Cooper
Title: President

“SCHEDULE A
TO
SECOND RESTATED
MASTER DISTRIBUTION AGREEMENT
(CLASS B AND CLASS B5 SHARES)
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
Portfolios — Class B Shares
Invesco Core Plus Bond Fund*
Invesco Global Real Estate Income Fund*
Invesco Structured Core Fund*
Invesco California Tax-Free Income Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco S&P 500 Index Fund
Invesco Van Kampen American Franchise Fund
Invesco Van Kampen Equity and Income Fund
Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen Small Cap Growth Fund
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
Portfolios — Class B Shares
Invesco Capital Development Fund*
Invesco Charter Fund*
Invesco Constellation Fund*
Invesco Diversified Dividend Fund*
Invesco Summit Fund*
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
Portfolios — Class B Shares
Invesco European Small Company Fund*
Invesco Global Core Equity Fund*
Invesco International Small Company Fund*
Invesco Small Cap Equity Fund*
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Portfolios — Class B Shares
Invesco Balanced-Risk Retirement Now Fund*
Invesco Balanced-Risk Retirement 2020 Fund*
Invesco Balanced-Risk Retirement 2030 Fund*
Invesco Balanced-Risk Retirement 2040 Fund*
Invesco Balanced-Risk Retirement 2050 Fund*
Invesco Global Equity Fund*
Invesco Growth Allocation Fund*
Invesco Income Allocation Fund*
Invesco International Allocation Fund*
Invesco Mid Cap Core Equity Fund*

Invesco Moderate Allocation Fund*
Invesco Conservative Allocation Fund*
Invesco Small Cap Growth Fund*
Invesco Convertible Securities Fund
Invesco Van Kampen Leaders Fund
Invesco Van Kampen U.S. Mortgage Fund
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
Portfolios — Class B Shares
Invesco Asia Pacific Growth Fund*
Invesco European Growth Fund*
Invesco Global Growth Fund*
Invesco Global Small & Mid Cap Growth Fund*
Invesco International Core Equity Fund*
Invesco International Growth Fund*
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
Portfolios — Class B Shares
Invesco Balanced-Risk Allocation Fund*
Invesco Balanced-Risk Commodity Strategy Fund*
Invesco China Fund*
Invesco Developing Markets Fund*
Invesco Emerging Market Local Currency Debt Fund*
Invesco Global Health Care Fund*
Invesco International Total Return Fund*
Invesco Endeavor Fund*
Invesco Small Companies Fund*
Invesco Commodities Strategy Fund
Invesco Pacific Growth Fund
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
Portfolios — Class B Shares
Invesco Dynamics Fund*
Invesco Global Real Estate Fund*
Invesco High Yield Fund*
Invesco Money Market Fund*
Invesco Municipal Bond Fund*
Invesco Real Estate Fund*
Invesco U.S. Government Fund*
Invesco High Yield Securities Fund
Invesco Van Kampen Corporate Bond Fund
Portfolios — Class B5 Shares
Invesco Money Market Fund
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Portfolios — Class B Shares
Invesco Energy Fund*
Invesco Gold & Precious Metals Fund*
Invesco Leisure Fund*
Invesco Technology Fund*
Invesco Utilities Fund*
Invesco Special Value Fund
Invesco Technology Sector Fund
Invesco U.S. Mid Cap Value Fund*
Invesco Van Kampen American Value Fund
Invesco Van Kampen Comstock Fund
Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund
Invesco Van Kampen Value Opportunities Fund
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
Portfolios — Class B Shares
Invesco High Income Municipal Fund*
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Intermediate Term Municipal Income Fund
Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund”